SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2015

Guidance Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33197	95-4661210
(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Boulevard, Pasadena, CA	91106-2375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 626-229-9191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02 Election of Directors

(d) Election of Directors

On May 13, 2015, the Board of Directors of Guidance Software, Inc. (“the Company”) resolved to increase the number of its members to six (6) and appointed Patrick Dennis, the President and Chief Executive Officer of the Company, to serve as a Director of the Company until the next annual meeting of the shareholders of the Company.

On May 13, 2015, the Board of Directors unanimously approved the appointment of Robert van Schoonenberg as its Lead Independent Director and unanimously approved the following committee memberships:

Audit Committee Members: Stephen Richards (Chair), Robert van Schoonenberg and Max Carnecchia

Compensation Committee Members: Robert van Schoonenberg (Chair), Christopher Poole and Max Carnecchia

Nominating and Governance Committee Members: Christopher Poole (Chair), Stephen Richards and Max Carnecchia

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2015 annual meeting of shareholders of the Company was held on May 13, 2015. As of the record date for the meeting, the Company had 29,962,117 shares of common stock outstanding, each of which is entitled to one vote. The voting tabulation was as follows:

Eligible votes : 29,962,117

Shares represented in person or by proxy : 28,963,563

Percentage of eligible shares voted: 96.67%

Proxies Cast: 123

All of the nominees for director listed in Proposal 1 of the Company’s Definitive Proxy Statement (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 2, 2015, were elected as follows:

Director	Vote Type	Voted	Voted (%)	Outstanding (%)
Shawn McCreight	FOR	23,907,773	96.03	79.80
	WITHHELD	988,554	3.97	3.30
	NON VOTES	4,067,236	—	13.57
Max Carnecchia	FOR	24,772,673	99.50	82.69
	WITHHELD	123,654	0.50	0.41
	NON VOTES	4,067,236		13.57
Christopher Poole	FOR	23,717,186	95.26	79.16
	WITHHELD	1,179,141	4.74	3.94
	NON VOTES	4,067,236	—	13.57
Stephen Richards	FOR	23,998,521	96.39	80.10
	WITHHELD	897,806	3.61	3.00
	NON VOTES	4,067,236	—	13.57
Robert van Schoonenberg	FOR	23,717,255	95.26	79.16
	WITHHELD	1,179,072	4.74	3.94
	NON VOTES	4,067,236	—	13.57

Proposal 2 of the Proxy Statement, ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2015, was approved by the following vote:

Proposal	Vote type	Voted	Voted (%)	Outstanding (%)
ACCOUNTANTS	FOR AGAINST ABSTAIN NON VOTES	28,341,000 612,959 9,604 0	97.85 2.12 0.03 0	94.59 2.05 0.03 0

Proposal 3 of the Proxy Statement, the Third Amendment to the Guidance Software, Inc. Second Amended and Restated 2004 Equity Incentive Plan, was approved by the following vote:

Proposal	Vote type	Voted	Voted (%)	Outstanding (%)
EQUITY PLAN AMENDMENT	FOR AGAINST ABSTAIN NON VOTES	22,085,708 2,793,389 17,230 4,067,236	88.71 11.22 0.07 —	73.72 9.32 0.06 13.57

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guidance Software, Inc.
(a Delaware Corporation)

/S/ Mark E. Harrington
SVP, General Counsel and Corporate Secretary

May 15, 2015